UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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CONSENSUS CLOUD SOLUTIONS, INC.
(Name of Registrant as Specified in Its Charter)

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2024
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE AND TIME June 12, 2024 8:30am Pacific Standard Time	WHO CAN VOTE Stockholders of record as of the close of business on April 15, 2024 will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment thereof.
LOCATION Online via live audiocast on www.virtualshareholdermeeting.com/CCSI2024
VOTING ITEMS
PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1	Election of 2 Class III directors named in this proxy statement	“FOR” each director nominee	Page 11
2	Advisory vote to approve the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for 2024	“FOR”	Page 18
3	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers	“FOR”	Page 20
Stockholders will also transact any other business that may be properly presented at the Annual Meeting. This proxy statement is first being made available to our stockholders on April 26, 2024.
We are holding the Annual Meeting in a virtual-only format this year. To attend the Annual Meeting online, vote, submit questions or view the list of registered stockholders during the meeting, stockholders of record will need to go to the meeting website listed above and log in using their 16-digit control number included on their proxy card or Notice. Beneficial owners should review these proxy materials and their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.
As permitted by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy statement, our 2023 Annual Report and a form of proxy card or voting instruction card (together, the “proxy materials”). This distribution process is more resource- and cost-efficient. The Notice contains instructions on how to access the proxy materials online. The Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials. If you elect to receive a paper copy, our proxy materials will be mailed to you.
We encourage you to review these proxy materials and vote your shares before the Annual Meeting.
By Order of the Board of Directors,

Vithya Aubee
Chief Legal Officer, Secretary
700 S. Flower Street, 15th Floor
Los Angeles, California 90017
April 26, 2024

HOW TO VOTE

INTERNET
To vote before the meeting, visit www.proxyvote.com.
To vote at the meeting, visit www.virtualshareholdermeeting.
com/CCSI2024
You will need the control number printed
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TELEPHONE Dial toll-free (1-800-690-6903) or the telephone number on your voting instruction form. You will need the control number printed on your Notice, proxy card or voting instruction form.	MAIL If you received a paper copy of a proxy card by mail Mark, sign, date and promptly mail the proxy card in the postage-paid envelope	QR CODE Scan this QR code to vote. You will need the control number printed on your notice, proxy card or voting instruction form. with your mobile device
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2024
The notice, proxy statement, and 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES
This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental and other sustainability plans and goals, made in this document are forward-looking. We use words such as anticipates, believes, expects, future, intends, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2023 Annual Report on Form 10-K. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.
Unless the context otherwise requires, references in this proxy statement to “Consensus,” “we,” “us,” “our,” “our company” and “the Company” refer to Consensus Cloud Solutions, Inc.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

DATE AND TIME June 12, 2024 at 8:30 a.m. Pacific Standard Time	LOCATION Online at www.virtualshareholdermeeting.com/ CCSI2024	RECORD DATE April 15, 2024
VOTING MATTERS		BOARD’S VOTE RECOMMENDATIONS	FOR FURTHER INFORMATION
PROPOSAL 1	Election of Directors	“FOR” each director nominee	Page 11
PROPOSAL 2	Ratification of Independent Registered Public Accounting Firm	“FOR”	Page 18
PROPOSAL 3	Provide Advisory Vote on the Compensation of our Named Executive Officers	“FOR”	Page 20
Company Overview and Business Strategy
Consensus Cloud Solutions, Inc., together with its subsidiaries (“Consensus Cloud Solutions” or “Consensus”, “our”, “us” or “we”), is a provider of secure information delivery services with a scalable Software-as-a-Service (“SaaS”) platform. Consensus serves approximately 900,000 customers of all sizes, from enterprises to individuals, across over 47 countries and multiple industry verticals including healthcare, government, financial services, law and education. Beginning as an online fax company over two decades ago, Consensus has evolved into a leading global provider of enterprise secure communication solutions. Our communication, extraction and digital signature solutions enable our customers to securely and cooperatively access, exchange and use information across organizational, regional and national boundaries. Our mission is to democratize secure information interchange across technologies and industries, and solve the healthcare interoperability challenge. Substantially all of Consensus’ revenue is recurring in nature and is generated either via fixed subscription plans or usage-based contracts.
In 2020, we launched the Consensus Unite healthcare interoperability platform, a comprehensive workflow collaboration and data exchange solutions suite. Healthcare represents Consensus’ largest industry vertical and has information, secure communication, management and interoperability needs. The sector is undergoing a large-scale digitization effort, with the objective to streamline workflows, increase efficiency for operators, and increase transparency for patients. We believe our leadership in digital cloud fax, HL7, FHIR and our deep domain knowledge and experience in the healthcare industry positions Consensus well to help healthcare providers accomplish their broader digitization and interoperability objectives.
To address market demand for effective interoperability solutions, Consensus is concentrating its development efforts in tools capable of integrating with existing healthcare IT infrastructure to facilitate communication between providers and allow use of multiple transmission protocols within a single cloud-based platform.
Our strategy focuses on generating attractive organic growth, achieving solid margins and free cash flow generation, pursuing value-accretive acquisitions and delivering high value to our shareholders. Our strategy includes:
•	Continuing to grow in Corporate secure information exchange;
•	Solving healthcare interoperability challenges;
•	Positioning the business for sustained growth through continued focus on cost containment, cash flow generation, and debt paydown;
•	Leveraging our technology to enter new markets (e.g. government); and
•	Complementing organic growth investments with targeted acquisitions.
On October 7, 2021, we completed a spin-off from our former parent company, J2 Global, Inc. (now known as “Ziff Davis, Inc.”). We refer to this transaction, which resulted in the separation of Consensus and Ziff Davis into two separate publicly traded companies, as the “Separation” or “Spin-Off”.

Directors
The following provides summary information about each director (including the director nominees):
NAME AND OCCUPATION	AGE	OTHER PUBLIC BOARDS	COMMITTEE MEMBERSHIPS
			AC	CC	ESG	EXE
DOUGLAS BECH Chairman and Chief Executive Officer, Raintree Resorts International	78	1
ELAINE HEALY + Co-Founder and Co-CEO of NexGen Venture Partners, LLC	61	2
STEPHEN ROSS + Former EVP – Recreational Enterprises, Warner Bros Entertainment, Inc.	76	0
NATHANIEL (NATE) SIMMONS President, Cybersecurity and Martech Division, Ziff Davis, Inc.	47	0
PAMELA SUTTON-WALLACE President, Yale-New Haven Health	54	0
SCOTT TURICCHI CEO of Consensus Cloud Solutions, Inc.	60	0
AC – Audit Committee CC – Compensation Committee ESG – Environmental, Social and Corporate Governance Committee EXE – Executive Committee
Independent
Chairman of the Board of Directors
Chair
Member
+Audit Committee Financial Expert
Board Snapshot - Skills & Experience
The following chart shows how certain relevant and important skills, experience, characteristics and other criteria, are currently represented on our board. This chart is not intended to be an exhaustive list for each director, but instead intentionally focuses on the primary skill sets each director contributes. We believe the combination of the skills and qualifications shown below demonstrates how our board is well-positioned to provide effective oversight and strategic advice to our management.
Board Skills and Experience Matrix
Total Number of Directors	6
Prior Board Experience	6
Financial Expert - CPA or CFO	2
Financially Literate - Accounting or Related Financial Management (except as reported above)	5
Operations	5
Cybersecurity	1
Executive / CEO	6
Human Resources / Compensation	4
Safety / Health / Environment	1
Legal / Regulatory / Government	3
Board Diversity Matrix as of April 26, 2024
Total Number of Directors	6
	Female	Male
Part I: Gender Identity
Directors	2	4
Part II: Demographic Background
African American or Black	1	1
White	1	3

Corporate Governance Highlights
•	Independent Chairman of the Board
•	Supermajority of independent directors
•	Majority vote for directors in uncontested elections
•	Key committee memberships limited to independent directors
•
Robust director search process, which requires that the Environmental, Social and Corporate Governance Committee (the “ESG Committee”) include women and minority candidates in the pool from which Board nominees are chosen

•	Annual Board and committee self-evaluations
•	No poison pill
•	Active Board oversight of strategy, risk management, and environmental, social and governance matters
•	Robust overboarding policies
•	Hedging/pledging prohibited

CORPORATE GOVERNANCE
Director Independence
Our board of directors (the “Board”) has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information provided by each director, our Board has determined that none of our directors, with the exception of Scott Turicchi, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and, accordingly, that Douglas Bech, Elaine Healy, Stephen Ross, Nathaniel Simmons, and Pamela Sutton-Wallace are each independent under applicable Nasdaq rules. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Specifically, with respect to Mr. Simmons, the Board considered his employment at Ziff Davis, Inc., which currently beneficially owns slightly more than five percent of our outstanding common stock. The Board continues to consider that Mr. Simmons is not, and has never served as, an executive officer of Ziff Davis, Inc., and determined that such relationship did not impair his independence.
Board Leadership Structure
The Board annually reviews its leadership structure to evaluate whether the structure remains appropriate for the Company. The Board believes that it is in the best interests of the Company and its stockholders to separate the Chairman of the Board and Chief Executive Officer roles and for our Chairman to be independent. Currently, Mr. Bech serves as our independent Chairman of the Board. The Board believes Mr. Bech is well suited to serve as independent Chairman of the Board given his significant managerial, operational and global experience. As a result of his broad -based and relevant experience, as well as his deep knowledge of our business, Mr. Bech is well positioned to carry out the responsibilities of the independent Chairman of the Board and provide constructive, independent, and informed guidance and oversight to management. Our Board believes that our current structure, with an independent Chairman who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong leadership and corporate governance structure that best serves the needs of Consensus and its stockholders. The Board will continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate to Consensus and its future needs.
Director Nominations
In accordance with its charter, the ESG Committee determines the qualifications, qualities, skills, and other expertise required to be a director and recommends to the Board criteria to be considered in selecting nominees for directors. Our Board generally expects directors to possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders and that directors should also have an inquisitive mind, an objective perspective, practical wisdom and mature judgment. The ESG Committee evaluates the composition of our Board annually to assess whether the skills, experience, characteristics and other criteria established by our Board are currently represented on our board as a whole, and in individual directors, and to assess the criteria that may be needed in the future in light of the Company’s anticipated needs. The ESG Committee reviews the qualifications of director candidates and incumbent directors in light of the criteria established by our Board and recommends appropriate candidates to our Board for election by the Company’s stockholders at the applicable annual meeting.
Additionally, we believe diversity in the boardroom helps the Board better oversee Consensus’s management and provide strategic advice. Our Board is committed to considering geographic, age, gender, racial and ethnic diversity when selecting director candidates and as part of the search process for each new director, the ESG Committee will include women and minority candidates in the pool from which Board nominees are chosen. The Board will assess its effectiveness in this regard as part of the Board’s annual self-evaluation process.
The ESG Committee reviews the qualifications of director candidates and incumbent directors in light of the criteria established by the Board, and any stockholder recommendations for directors are evaluated in the same manner as other candidates considered by the ESG Committee. Stockholders who wish to nominate a director for election to our Board should follow the procedures described under the “Submission of Stockholder Proposals for the 2024 Annual Meeting” heading.
Board Committees
Our Board has four standing committees: an Audit Committee, a Compensation Committee, an ESG Committee, and an Executive Committee.
In accordance with our Corporate Governance Principles, the independent directors meet in an executive session without management present on a regularly scheduled basis. Mr. Bech, as our independent Chairman, presides at these executive sessions.
From January 1, 2023 to December 31, 2023, the Board held five meetings, in addition to seven meetings of the Audit Committee, five meetings of the Compensation Committee and four meetings of the ESG Committee. All incumbent directors attended all of the meetings of the Board and committees on which they served during 2023.
Directors are encouraged to attend the annual meeting of stockholders absent unusual circumstances. All 6 of our incumbent directors attended our 2023 Annual Meeting of Stockholders.

AUDIT COMMITTEE
MEMBERS Elaine Healy (Chair) Stephen Ross Pamela Sutton- Wallace
PRINCIPAL RESPONSIBILITIES:
The primary role of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Management of the Company is responsible for preparing the Company’s financial statements determining that they are complete, accurate, and in accordance with generally accepted accounting principles and establishing satisfactory disclosure controls and internal control over financial reporting. The independent auditor is responsible for auditing the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting.

We have adopted a committee charter that details the principal functions of the Audit Committee, including:

• appointing, overseeing the work of, evaluating, compensating and retaining the independent registered public accounting firm and discussing with the independent registered public accounting firm its relationships with the Company and its independence;
• reviewing financial statements and discussing the scope and results of the independent audit and quarterly reviews with the independent registered public accounting firm;
• reviewing the adequacy and effectiveness of our disclosure controls and procedures and developing procedures for employees to submit concerns anonymously regarding accounting, internal accounting controls, auditing and federal securities law matters;
• reviewing our policies on risk assessment and risk management, including risks related to the our financial statements and financial reporting processes, information technology, cybersecurity and any other compliance or governance requirements deemed material;
• reviewing related party transactions; and
• approving in advance all audit and permissible non-audit services and fees, to be performed by the independent registered public accounting firm.

Under the Nasdaq listing rules and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Elaine Healy, Stephen Ross and Pamela Sutton-Wallace qualify as an “independent” director for purposes of the SEC and Nasdaq independence rules that are applicable to audit committee members. Each member of the Audit Committee is financially literate, and our Board has determined that each of Ms. Healy and Mr. Ross qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

The Audit Committee has established and oversees procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. The Audit Committee has the authority to retain counsel and other advisers as it determines necessary to fulfill its duties and responsibilities.

COMPENSATION COMMITTEE
MEMBERS Stephen Ross (Chair) Douglas Bech Elaine Healy
PRINCIPAL RESPONSIBILITIES:
The primary role of the Compensation Committee is to assist the Board with the oversight of executive compensation.

We have adopted a committee charter that details the principal functions of the Compensation Committee, including:

• reviewing the competitiveness of our executive compensation programs with respect to (i) the attraction and retention of executive officers, (ii) the motivation of executive officers to achieve our business objectives, and (iii) to align the interest of executive officers with the long-term interests of stockholders;
• annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, evaluating their performance against these goals and objectives, and, based on this evaluation, recommending to the Board the compensation for the CEO and other executive officers;
• administering and making recommendations to the Board with respect to the Company’s incentive compensation and equity-based compensation plans that are subject to Board approval; and
• reviewing and discussing with the Board and senior executives plans for officer development for all senior executives, including the Chief Executive Officer.

Each of Stephen Ross, Douglas Bech and Elaine Healy qualifies as an “independent” director for purposes of the SEC and Nasdaq independence rules that are applicable to compensation committee members.

The Compensation Committee has the authority, in its sole discretion, to retain a compensation consultant, legal counsel or other advisers, and are directly responsible for the compensation, retention terms and overseeing the work of any such advisers.

The Compensation Committee has been engaged with Frederic W. Cook & Co., Inc. (“FW Cook”) since October 2021 to serve as the compensation consultant for the Compensation Committee and to provide annual advice in connection with the Company’s compensation program for directors and executive officers. FW Cook did not provide any other services to the Company or management, and FW Cook only received fees from the Company for the services it provided to the Compensation Committee. The Compensation Committee evaluated FW Cook’s independence under the applicable Nasdaq and SEC standards and concluded that FW Cook was independent of the Company and that its services raised no conflicts of interest.

ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE COMMITTEE
MEMBERS Pamela Sutton-Wallace (Chair) Douglas Bech Elaine Healy Nathaniel (Nate) Simmons
PRINCIPAL RESPONSIBILITIES:
The primary role of the ESG Committee is to assist the Board with oversight of the director nominations process, the Company’s corporate governance and the Company’s policies, procedures and other actions that support the Company’s ongoing commitment to diversity, equity, inclusion and environmentally sustainable practices.

We have adopted a committee charter, which details the purpose and responsibilities of the ESG Committee, including:

• identifying, evaluating, and selecting, or making recommendations to our Board regarding, nominees for election to our Board;
• overseeing the evaluation of the Board and its committees;
• considering and making recommendations to our Board regarding the composition of our Board and its Committees;
• overseeing and making recommendations to the Board regarding sustainability matters relevant to the Company’s business, including policies, activities and opportunities; and
• developing and making recommendations to our Board regarding the Company’s corporate governance principles and matters.

The ESG Committee comprises at least three directors and each director meets the Nasdaq independence requirements.

The ESG Committee has the authority to retain counsel and other advisers as it determines necessary to fulfill its duties and responsibilities, including search firms to be used to identify director candidates. The ESG Committee is responsible for setting the compensation and retention terms and overseeing the work of any director search firm, outside legal counsel or any other advisors.

EXECUTIVE COMMITTEE
MEMBERS Doug Bech (Chair) Elaine Healy Scott Turicchi
PRINCIPAL RESPONSIBILITIES:
The primary role of the Executive Committee is to act on behalf of the Board when the Board is not in session, to the extent permitted by applicable law and the Company bylaws.

We have adopted a committee charter, which details the limited purpose and responsibilities of the Executive Committee as stated above.

The Executive Committee comprises at least three directors.

The Executive Committee has the authority to retain counsel and other advisers as it determines necessary to fulfill its duties and responsibilities and are directly responsible for the compensation, retention terms and overseeing the work of any such advisers.

Risk Oversight
A core responsibility of the Board is to understand the principal risks associated with the Company’s business on an ongoing basis, and oversee the key risk decisions of management, which includes comprehending the appropriate balance between risks and rewards. While the Audit Committee has primary responsibility for risk oversight, both the Audit Committee and the Board are actively involved in risk oversight and both receive reports on our risk management activities from our executive management team on a regular basis. Members of both the Audit Committee and the Board also engage in periodic discussions with members of management as they deem appropriate to review and address the proper management of the Company’s risks. In addition, each committee of the Board considers risks associated with its respective area of responsibility.

Communications with Directors
Stockholders and other interested parties may contact the Board by mailing correspondence “c/o Corporate Secretary” to the Company’s principal offices at 700 S. Flower Street, 15th Floor, Los Angeles, California 90017. Correspondence will be forwarded to the respective director, except that the Corporate Secretary reserves the right not to forward advertisements or solicitations, customer complaints, obscene or offensive items, communications unrelated to the Company’s affairs, business or governance, or otherwise inappropriate materials.
Governance Documents
The Audit Committee, Compensation Committee, ESG Committee, and Executive Committee each operate pursuant to written charters adopted by the Board. These charters, along with the Corporate Governance Principles and the Code of Conduct and Ethics, are available at the Company’s website. To access these documents from the Company’s website, go to https://investor.consensus.com/board-esg/ governance-documents.
Business Ethics
Our Board adopted a Code of Business Conduct and Ethics relating to the conduct of our business by all of our employees, executive officers (including our principal executive officer and principal financial officer/principal accounting officer (or persons performing similar functions)) and directors. This code satisfies the requirement that we have a “code of conduct” under the Nasdaq and SEC rules and is available on our website at https://investor.consensus.com/board-esg/governance-documents. All global employees go through an annual training schedule which includes specific training on Code of Business Conduct and Ethics as well as Anti-Corruption and Bribery. To the extent required under the Nasdaq listing rules and SEC rules, we intend to disclose future amendments to certain provisions of this code, or waivers of such provisions, applicable to any of our executive officers or directors, on our website identified above.
Additionally, all global employees receive and acknowledge various policies including our Insider Trading Policy and Whistleblower Policy in their Employee Handbook. The Company has established mechanisms for reporting ethical concerns and alleged misconduct, including complaints and concerns about accounting, internal accounting controls and auditing matters. As of April 15, 2024, The Company can confirm that there have been no reports made. The Company’s Whistleblower Policy and related documents are made available in multiple places its public website, internal platforms, and the Employee Handbook.
Hedging Policy
The Compensation Committee has adopted a policy prohibiting all employees, including executive officers, and directors from engaging in any form of hedging transaction involving the securities of the Company. The policy addresses short sales and transactions involving publicly traded options and also prohibits such individuals from holding our securities in margin accounts and from pledging our securities as collateral for loans. We believe that these policies further align our executives’ interests with those of our stockholders.
Related Person Transaction Policy
We have adopted a Related Party Transaction Policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the approval or ratification of our Audit Committee or other independent body of our board of directors. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting any such proposal, our Audit Committee is to consider, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
Related Party Transactions
In connection with the Separation, Consensus and Ziff Davis entered into a separation and distribution agreement, as well as various other agreements to provide a framework for our relationship with Ziff Davis after the Separation, such as a transition services agreement, a tax matters agreement, an employee matters agreement, an intellectual property license agreement and a stockholder and registration rights agreement. These agreements provide for the allocation between Consensus and Ziff Davis of assets, employees, liabilities and obligations (including investments, property and employee benefits and tax-related assets and liabilities) associated with the Cloud Fax business and govern certain relationships between Consensus and Ziff Davis after the Separation. For additional details regarding these agreements see Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10 as filed with the SEC on September 21, 2021.

Director Compensation
Our non-employee directors are eligible to receive cash compensation for their service on Board in the form of cash retainers. The non-executive director compensation program is reviewed on an annual basis and provides for:
Position	Retainer ($)
Annual Cash Retainer	$50,000 payable quarterly in arrears
Chair of the Board Annual Cash Retainer	$50,000 payable quarterly in arrears
Committee Chair Cash Retainers
Audit Committee	$30,000
Compensation Committee	$20,000
ESG Committee	$20,000
Our non-employee directors will receive annual grants of restricted stock units with an aggregate grant date value of $200,000 (which fully vest on the first anniversary of the date of grant).
Our directors will be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Our directors are also entitled to the protection provided by the indemnification provisions in our bylaws. Our Board may revise the compensation arrangements for our directors from time to time.
The table below describes the compensation provided to our non-executive directors in fiscal 2023.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Douglas Bech	$100,000	$200,000	$300,000
Elaine Healy	$80,000	$200,000	$280,000
Stephen Ross	$70,000	$200,000	$270,000
Nathaniel (Nate) Simmons	$50,000	$200,000	$250,000
Pamela Sutton-Wallace	$70,000	$200,000	$270,000
(1)
These amounts represent the grant date fair value under FASB ASC Topic No. 718, Compensation – Stock Compensation (“ASC 718”) for restricted stock units granted in 2023 As of December 31, 2023, each non-employee director held the following number of unvested restricted stock units: Mr. Bech: 8,000; Ms. Healy: 8,000; Mr. Ross: 8,000; Mr. Simmons: 8,000; and Ms. Sutton-Wallace: 8,000.

PROPOSAL 1
Election of Directors
There are two Class III directors whose term of office expires at the Annual Meeting. Our ESG Committee has recommended, and our Board has approved, Pamela Sutton Wallace and Scott Turicchi as nominees for election as Class III directors at the Annual Meeting. If elected at the Annual Meeting, each nominee will serve until the 2026 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation, retirement, disqualification or removal. Class I directors, which consists of Nathaniel Simmons and Douglas Bech were elected at the 2022 Annual Meeting of Stockholders and will serve until the 2025 Annual Meeting of Stockholders or until his successor has been duly elected and qualified, or, if sooner, until his earlier death, resignation, retirement, disqualification or removal. Class II directors, which consists of Elaine Healy and Stephen Ross were elected at the 2023 Annual Meeting of Stockholders approved and will serve until the 2026 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation, retirement, disqualification or removal. Beginning at the 2026 annual meeting of stockholders, all of our directors will stand for election each year for annual terms, and our Board will thereafter no longer be divided into three classes. Information concerning these nominees and our continuing directors appears below.
Each of the nominees has consented to serve as a director, if elected, and all of the nominees are currently directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. If any nominee becomes unable or unwilling to stand for election as a director, proxies will be voted for any substitute as designated by the Board, or alternatively, the Board may reduce the size of the Board.

Our Board recommends a vote “FOR” the election of each nominee.
Director Nominees
For each of the two director nominees standing for election, as well as the four other directors with terms expiring at future annual meetings, the following describes certain biographical information and the specific experience, qualifications, attributes or skills that qualify them to serve as our directors and, as applicable, the Board committees on which they serve.
Nominees for Election to a Two-Year Term Expiring at the 2026 Annual Meeting of Stockholders

Pamela Sutton-Wallace DIRECTOR SINCE: 2021
COMMITTEES • Audit • Environmental, Social and Corporate Governance (Chair)
BACKGROUND
Pamela Sutton-Wallace (age 54) has served as a director of Consensus since October 2021. Ms. Sutton-Wallace served as a director of J2 Global, Inc. from October 2020 through October 2021. As of February 2024, Ms. Sutton-Wallace has been serving as President of Yale-New Haven Health (YNHH), where she began working in July 2022 as the Chief Operating Officer. Prior to her appointment at YNHH, Ms. Sutton-Wallace served as President of New York Presbyterian (NYP) from May 2021 to July 2022, and served as its Senior Vice President and Regional Chief Operating Officer at New York Presbyterian (NYP) from November 2019 to April 2021. Prior to her appointment at NYP, Ms. Sutton-Wallace served as the Chief Executive Officer for the University of Virginia (UVA) Medical Center in Charlottesville, Virginia from 2014 through 2019. Prior to that, Ms. Sutton-Wallace served as Senior Vice President of Hospital Operations at Duke University Hospital, where she also held several leadership positions across the Duke University Health System over a 17-year time span. Ms. Sutton-Wallace has also held positions in the pharmaceutical and insurance industries at Pfizer and Blue Cross & Blue Shield of North Carolina, respectively. She received her undergraduate degree in Political Science and African-American Studies from Washington University in St. Louis, MO. She later graduated from Yale University with a Master of Public Health (MPH) degree. With her 27 years of healthcare experience at some of the world’s most renowned health systems, Ms. Sutton-Wallace brings valuable expertise and perspective to the Board.

Scott Turicchi AND DIRECTOR SINCE: 2021
COMMITTEES • Executive
BACKGROUND
Scott Turicchi (age 60) was appointed as a director of Consensus in September 2021 and the Chief Executive Officer in October 2021. He also served as Consensus’s Interim Chief Financial Officer from October 2021 through January 2022. Prior to joining Consensus, Mr. Turicchi held various positions at J2 Global Inc. from March 2000 - October 2021, including serving as the President and Chief Financial Officer from August 2014 to October 2021. Mr. Turicchi also served as a member of the J2 Global, Inc. Board of Directors from 1998 through 2000. From 1990 to 2000, he was with Donaldson, Lufkin & Jenrette Securities Corporation’s investment banking department, holding various positions, including Managing Director. Mr. Turicchi is a member of the Board of Directors of Greenhills Software, Inc., a privately held company that develops real-time operating systems. He is Chairman of the Board of Governors of Thomas Aquinas College. Mr. Turicchi also serves as a Chair of the Board’s Finance and Facilities Committee for the Lumen Christi Institute and is a board member of Sanctuary of Culture. Mr. Turicchi’s extensive management experience and familiarity with the company provides valuable insight to the Board

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Elaine Healy DIRECTOR SINCE: 2021
COMMITTEES • Audit (Chair) • Compensation • Executive	OTHER PUBLIC COMPANY BOARDS • OFS Capital Corp. • Hancock Park Corporate Income
BACKGROUND
Elaine Healy (age 61) has served as a director of Consensus since October 2021 and is chair of the Audit Committee. Ms. Healy is Co-Founder and Co-CEO of NexGen Venture Partners, LLC, dba Aura, a provider of wireless infrastructure technology. Prior to co-founding NexGen, Ms. Healy was Co-Founder, President and Chief Operating Officer of Accel Networks, LLC, a fixed wireless broadband service provider featuring patented technology founded in November 2002 and acquired in June 2015.

Prior to becoming an entrepreneur in 2002, Ms. Healy spent 18 years as a private equity manager during which time she gained a broad background investing in operating companies ranging from start-ups to emerging growth to publicly traded entities and serving as a director of companies in a wide range of industries. Ms. Healy is currently Chair of the Audit Committees and Lead Director for OFS Capital Corp, and Hancock Park Corporate Income.

Ms. Healy’s background has enabled her to cultivate an enhanced understanding of operations and strategy with an added layer of risk management. Ms. Healy graduated from The Florida State University in 1984 with a Bachelor of Science in Finance

Stephen Ross DIRECTOR SINCE: 2021
COMMITTEES • Audit • Compensation (Chair)
BACKGROUND
Stephen Ross (age 76) has served as a director of Consensus since September 2021. Mr. Ross served as a director of J2 Global Inc. from July 2007 through October 2021. From 1989 to August 31, 2017, he served in various positions with Warner Bros Entertainment, Inc., a broad-based entertainment company (“WBE”). His last position with WBE was Executive Vice President – Recreational Enterprises. Until 2009, Mr. Ross also served as a director of Grill Concepts, Inc., a restaurant company. Mr. Ross’ more than 20 years of broad experience with one of the world’s premier entertainment companies provides the Board a unique perspective.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

Nathaniel Simmons DIRECTOR SINCE: 2021
COMMITTEES • Environmental, Social and Governance
BACKGROUND
Nathaniel (Nate) Simmons (age 47) has served as a director of Consensus since October 2021. Mr. Simmons has served as President of the Cybersecurity and Martech division (formerly the Cloud Services division) at Ziff Davis, Inc. (formerly J2 Global, Inc.) since September 2019. Before joining Ziff Davis, Mr. Simmons was Senior Vice President and Chief Operating Officer of Norton LifeLock, the Consumer Division of Symantec Corp, from 2017-2019. He also served as Norton’s Senior Vice President and Chief Marketing Officer from 2015-2017. Prior to Symantec, Mr. Simmons was Senior Vice President of Consumer Marketing at Time Inc., where he held a variety of leadership positions. Mr. Simmons began his career as a consultant at McKinsey & Company. Mr. Simmons’s extensive experience in subscription-based technology businesses and familiarity with the Historical Consensus business provides valuable insight to the Board.

Douglas Bech CHAIRMAN OF THE BOARD AND DIRECTOR SINCE: 2021
COMMITTEES • Compensation • Environmental, Social and Corporate Governance • Executive	OTHER PUBLIC COMPANY BOARDS • Create Media & Community
BACKGROUND
Douglas Y. Bech (age 78) has served as a director of Consensus Cloud Solutions Inc. since October 2021. He previously served as a director for J2 Global Inc., the former parent company of Consensus Cloud Solutions, Inc., from November 2000 - October 2021. From August 1988 through November 2000, he served as a director of eFax.com, a company J2 Global, Inc. acquired in November 2000. Since August 1997, Mr. Bech has served as Chairman and Chief Executive Officer of Raintree Resorts International, a company that owns and operates vacation ownership resorts throughout North America. Mr. Bech practiced securities and corporate finance law from 1970 until 1997. Mr. Bech also served as independent presiding director of HollyFrontier Corporation (now HF Sinclair) from July 2011 to May 2021 and was a director of Frontier Oil Corporation from May 1993 until it merged with Holly Corporation in July 2011. Mr. Bech has also been serving as an independent director of Creative Media & Community Trust since March 2014. Mr. Bech’s previous work as a securities and corporate finance lawyer, as a director of other public companies and his current experience as a chief executive officer of a private enterprise engaged in hospitality, resort management services, and sales and marketing in three different countries, provide expertise on corporate governance and a unique perspective to the Board of Directors.

ENVIRONMENTAL SUSTAINABILITY
Consensus is a cloud solution-based business and our direct operations generate relatively light greenhouse gas emissions. Nonetheless, we strive further to create a climate friendly culture at our headquarters in downtown Los Angeles (“HQ”). We are mindful of our carbon footprint and strive to make choices to lessen our impact on the environment. Our HQ is within a Leadership Energy Environmental Design (“LEED”) building. LEED, sponsored by the United States Green Building Council (“USGBC”), is a globally recognized symbol of sustainability and the most widely used green building rating system in the world. Further, we are located within walking distance to a primary downtown Los Angeles Metro Center to reduce and encourage use of public transportation, which we further emphasize by offering monthly stipends for those employees who elect this method of transportation. Additionally, we continue to evaluate the need for airline travel and encourage virtual meetings, fully remote and/or hybrid remote and in-office work schedules whenever possible. We will continue to find ways to be environmentally responsible.
The Company has also transitioned to all but 2 of its co-location data centers to the cloud with AWS. Cloud based products offer greater energy efficiency when compared to onsite data centers.
HUMAN CAPITAL MANAGEMENT
The Chief People Officer reports directly to the CEO and partners with the Executive Team and the Board of Directors to focus on the strategic direction necessary to attract qualified candidates on a global scale and develop and retain our current global workforce. As of December 31, 2023, we had 559 employees, with just over one-third of the employees located outside of the United States. We are committed to driving strong employee engagement to motivate our highly qualified workforce as we believe their professional development and success is key to our Company’s continued success.
Our Culture
We have a strong enterprise-wide culture that focuses on our core values – strive for excellence, demonstrate empathy, embrace innovation, foster open communication, focus on solutions, and be driven by data as we make decisions – and in turn, deliver solid business results.
Our mission is to be the trusted global source for the transformation, enhancement and secure exchange of digital information. Our vision is to deliver life’s essential data when, where and how you need it.
Community Outreach
The Company provides 24 paid hours per calendar year for our employees to volunteer their time to support their local communities. We have many employees who volunteer on a monthly basis serving their communities through local community service days in neighborhoods, packing and/or delivering food boxes, serving in homeless shelters and building projects for Habitat for Humanity. We launched Consensus Cares which is a global volunteer program and aligns with our Diversity, Equity and Inclusion (“DEI”) initiatives of community outreach.
“Investing in the Future” is the current theme used by our DEI Council with an emphasis to serve within the communities in which we live. We launched the Do-Good Challenge which provides opportunities for employees to join teams which are actively serving the community. In 2023, the teams are volunteered to support the following causes - Education, Cleaner Living, Wellness, Food Banks and Shelters. During our first ever volunteer event in 2023, over 600 total volunteer hours were completed for the challenge and $2,000 in charitable contributions were provided on behalf of the winning teams and individuals.
Diversity, Equity & Inclusion
Consensus is focused on creating and maintaining a work environment in which people are treated with dignity, decency and respect. Our customers and employees are diverse in traits including but not limited to professional background, gender, race, ethnicity, age, national origin, sexual orientation, geography, and education. The Executive Team works closely with the ESG Committee to review programing as we address DEI initiatives and training. We believe that for our business to succeed over the long term, maintaining and enhancing this diversity is crucial.
As of December 31, 2023, our US workforce is 37% female and 63% male. The ethnic breakdown for our US workforce is 22% Asian, 7% Black or African American, 12% Hispanic or Latino, 5% two or more races (not Hispanic or Latino) and 53% White.
The Company conducts Diversity, Equity and Inclusion training for all our global employees on an annual basis which includes training vignettes on Definitions of Diversity, Equity and Inclusion, Implicit Bias and Microinequities, Ways to Support an Inclusive Workplace, Best Practices for Taking a Proactive Approach to Diversity, Equity & Inclusion, How to Respond to Inappropriate Workplace Behavior, The Prohibition on Retaliation and an opportunity to review key policies and certify understanding.
The Company’s DEI Council is comprised of employees with varied backgrounds to promote thoughtful discussion and organize trainings and events to foster respectful awareness of belonging, diversity, equity, and inclusion in our workplace environment, with the overall intent to create a community where each employee feels they belong and feels they can contribute to the overall success of the Company.

Hiring
We reinforce our culture and our values by providing equal employment opportunities to candidates who will uphold our organizational priorities, values, mission, and vision. Our diversity recruiting initiatives include posting jobs on specialized job boards focusing on under-represented candidates and creating internships. All job descriptions are reviewed to ensure a focus on equity and inclusivity to attract qualified and interested candidates. We have a robust employee referral program to encourage our employees to refer their network as we seek to attract and retain the top talent. In 2023, 14% of our hires were a result of employee referrals.
Talent Pipeline Strategy
We source for evergreen positions within our Technology, Sales and Customer Support families to build a pipeline of qualified candidates as we cultivate relationships with prospective candidates. We have a robust employee referral program, an internal mobility program and continue to source candidates through various specialized groups and programs which provide an opportunity to cultivate networking relationships. We continue to have our hiring managers network and post jobs via multiple social media outlets. We also continue to review job requirements and reach out to qualified candidates within our competitive landscape.
Employee Compensation & Benefits
Compensation is an important consideration for all of our employees and we strive to pay competitive compensation packages that reflect the success of the business and the individual contributions of each colleague. We are committed to fair pay practices; roles are periodically benchmarked to help inform where adjustments may be needed.
We provide our employees with benefits we believe are effective at attracting and retaining the talent critical for our success and, more importantly, promoting their day to day well-being. Those benefits include comprehensive health insurance coverage and covering an average of 84% of health insurance premiums for covered U.S. employees and their families, an employee stock purchase program, equity grants for all qualifying employees as part of the annual merit cycle, flexible time off, up to 16 weeks of paid parental leave for birth parents and up to 10 weeks parental leave for non-birthing parents, up to 10 days of bereavement, 10 days for jury duty, and 24 hours annually of fully paid Volunteer Time Off. We also have a robust Employee Assistance program which offers face to face sessions with a counselor for employees or their family members for matters such as: job pressures, legal, divorce, anxiety, depression, substance abuse, and grief.
Health and Wellness
Creating a culture where all colleagues feel supported and valued is paramount to our corporate mission. We continue to evolve our programs to meet our colleagues’ health and wellness needs, which we believe is essential to attract and retain employees of the highest caliber, and we offer a competitive benefits package focused on fostering work/life integration.
Wellness resources are provided through our medical carriers - Kaiser Permanente and Cigna, including Ginger, Calm, Happify, Recovery One and Omada. Additionally, we held multiple wellness related seminars, financial wellness and multiple 401(k) seminars on a variety of topics for our employees. We also launched an internal wellness website focused on employee mental health.
Annually, we participate in a Company-wide wellness challenge and as a group in 2023, the Consensus employees clocked a total of over 75,000 minutes of wellness activity and over 1,200 wellness activities logged for the six-week challenge.
Employee Development
The Company continues to work with employees on their professional development. As part of the onboarding program, there is a 30-60-90 day feedback tool to assist the employee and their manager to determine the milestones necessary for success. The Company invested in a people success platform which includes survey tools, goal setting, manager performance reviews, self-evaluations and upward manager feedback. From these semi-annual reviews, employee training programs are developed including employee coaching, manager training, presentation skills training and other skill-based learning tools.
An Employee Tuition Reimbursement Program was launched in April 2022 to encourage ongoing education with our employees to assist in their professional development.

DATA PRIVACY & CYBERSECURITY
As noted in the Risk Oversight section above, the Company has a Cybersecurity and Governance Council that meets regularly to oversee the Company’s privacy program, cybersecurity risks, risk management, and relevant legislative, regulatory, and technical developments relevant to privacy and data security matters on a global scale. The Company is also engaged with a third party Data Protection Officer to oversee and ensure compliance with the General Data Protection Regulation (GDPR) and third party auditors for HITRUST, PCI Level 1 (as both a Service Provider and a Merchant), and SOC 2 Type 2, as further detailed below.
The Consensus Cloud Solutions security platform is a key focus of the Company. Our Company’s cybersecurity practices include programs for HIPAA compliance, HITRUST, FedRAMP, SOC2, and GDPR.
The Company uses the HiTrust cybersecurity framework, an externally audited solution, to manage its HIPAA compliance. HITRUST has more than 370 different controls to ensure that your system is as secure and protected as possible.
The Federal Risk and Authorization Management Program (“FedRAMP”) has a risk profile standard featuring three levels of security impact: low impact, moderate impact and high impact. FedRAMP high impact has more than 570 different controls. Consensus Cloud Solutions has been certified FedRAMP High.
Our systems are SOC2, type two certified. There are trust principles that the SOC2 system embodies having to do with data privacy, process and security, physical security, infrastructure security. All of those trust principles are what we are externally audited on an annual basis and certified.
In addition, the Company is certified for PCI compliance (the payment card industry compliance standards) on an annual basis by an external auditor as both a merchant and as a service provider. We’re evaluated at level one because of the size and scope that we operate at, which is the highest of levels.
All Company employees must complete trainings at least annually on various kinds of security threats and best practices including but not limited to trainings on: the Company’s Information Security Policy; Information Security Incident Response Plan; HIPAA, PCI Compliance; GDPR and CCPA; Security Awareness and Incident Response Training covering Social Engineering Phishing (identification and common red flags), Social Media safety best practices, Internet Security best practices, and Incident response training for end-users; and Phishing. In addition, our developers must complete Secure Code / Secure Application Development Training based on OWASP top 10 standards.

PROPOSAL 2
Ratification of Appointment of Independent
Registered Public Accounting Firm
Deloitte & Touche, LLP (“Deloitte”) has served as the Company’s independent registered public accounting firm since June 2023. Representatives of Deloitte are expected to be present at the Annual Meeting online and will have an opportunity to make a statement if they wish and be available to respond to appropriate questions from stockholders.
We are asking stockholders to ratify the Audit Committee’s selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024. While such ratification is not required, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee may reconsider the selection of Deloitte as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our Board recommends a vote “FOR” the ratification of the selection by the Audit Committee of Deloitte as our independent registered public accounting firm.
Independent Public Accountant
The following is a summary of fees paid or to be paid to BDO USA, LLP (“BDO”) for services rendered for the Company in fiscal 2022 and Deloitte for services rendered for the Company in fiscal 2023. All such services were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policy” described below.
	FOR THE YEAR ENDED December 31, 2022 (BDO)	FOR THE YEAR ENDED December 31, 2023 (Deloitte)
Audit Fees(1)	$3,753,122	$2,225,619
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$23,129
All Other Fees(4)	$0	$0
Total	$3,753,122	$2,248,748
(1)
Audit Fees included amounts billed or to be billed for professional services rendered for the audit of the annual consolidated financial statements and the review of financial statements included in quarterly reports for the applicable year. In addition, fiscal year 2022 includes audit fees for professional services rendered in relation to the review of our secondary offering and other documents filed with the SEC, amounts billed for incremental procedures performed in connection with the acquisition of Summit Healthcare, Inc.

(2)	Audit Related Fees included amounts billed for assurance and related services, including but not limited to international statutory audits (as applicable).
(3)	Tax Fees, if any, consist of professional services rendered for tax compliance and tax planning for each applicable year.
(4)	All Other Fees, if any, include amounts billed for all other fees not related to the categories presented above.

Additional Information Regarding Change of Auditor
As reported on the Company’s Current Report on Form 8-K, dated June 5, 2023, BDO served as the Company’s independent registered public accounting firm until May 30, 2023, when the Audit Committee dismissed BDO. In consideration of a potential audit firm rotation, the Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee considered multiple registered public accounting firms to participate in this process. On May 31, 2023, following the review and evaluation of the proposals from the participating firms, the Audit Committee selected Deloitte as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.
BDO’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and December 31, 2022 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2021 and December 31, 2022, and in the subsequent interim periods through May 30, 2023, there were no (1) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) of the rules and regulations of SEC) with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of such disagreement in connection with its report, or (2) reportable events (within the meaning of Item 304(a)(1)(v) of Regulation S-K of the rules and regulations of the SEC), except for the material weaknesses disclosed in Item 9A of the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2022 and 2021 relating the Company’s internal control over financial reporting. For the fiscal year ended December 31, 2022, these material weaknesses related to (1) entity-level controls impacting the control environment and monitoring of controls; (2) accounting for revenue recognition and related controls; (3) accounting for significant unusual transactions; (4) balance sheet account reconciliations; and (5) user access and segregation of duties related to systems that track employee related costs. For the fiscal year ended December 31, 2021, the material weakness related to accounting for certain elements of the spin-off transaction.
During the Company’s two most recent fiscal years ended December 31, 2021 and December 31, 2022, and for the subsequent interim periods through May 31, 2023, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Pre-Approval Policy
The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, under which the Audit Committee annually reviews and pre-approves the services that are expected to be provided by the outside auditor. Any engagement to provide audit or non-audit services that has not been pre-approved through that process must be specifically pre-approved by the Audit Committee if it is to be provided by the outside auditor. The Audit Committee may delegate its pre-approval responsibilities to one or more subcommittees as the Audit Committee may deem appropriate, provided that any pre-approval of services by such subcommittees pursuant to this delegated authority must be presented to the full Audit Committee at its next scheduled meeting.
Audit Committee Report*
The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and SEC. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:
Audit Committee of the Board of Directors
Elaine Healy (Chair)
Stephen Ross
Pamela Sutton-Wallace
*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

PROPOSAL 3
Advisory Vote to Approve Named Executive Officer Compensation
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to cast an annual advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).
After careful consideration, our Board recommends a vote “For” approval of our named executive officer compensation as disclosed in in the “Compensation Discussion and Analysis,” the “Summary Compensation Table” and related compensation tables and narrative this Proxy Statement.
As an advisory vote, this proposal is not binding on the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.
Unless the Board modifies its policy on frequency of holding Say-on-Pay advisory votes, the next Say-on-Pay advisory vote will occur at the 2025 Annual Meeting of Stockholders.

Our Board recommends a vote “FOR” Proposal 3 to approve the compensation of our named executive officers.

EXECUTIVE COMPENSATION
Information About Our Executive Officers
Below is a list of our executive officers and their respective ages and a brief account of the business experience of each of them.
Scott Turicchi, Chief Executive Officer and Director, age 60. Please see “Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders” for information regarding Mr. Turicchi.
James Malone, Chief Financial Officer, age 75, has served as our Chief Financial Officer since January 2022. Prior to joining Consensus, Mr. Malone served as the Executive Vice President and Chief Financial Officer at XIFIN, Inc. from 2015 to 2020. XIFIN is a cloud-based health information technology company. Mr. Malone has previously served as the Chief Financial Officer at multiple other companies, including American Well, Misys plc, and The TriZetto Group. He has over 20 years of experience within the healthcare market. Mr. Malone received his Bachelor of Science in Accounting from St. Francis College and attended Pace University for a graduate study in Taxation.

Vithya Aubee, Chief Legal Officer and Secretary, age 35, has served as our Chief Legal Officer, Secretary, since October 2021. Prior to joining Consensus, Ms. Aubee served in various legal roles at J2 Global, Inc. from May 2016 to October 2021, most recently serving as the Assistant General Counsel from June 2019 to October 2021 where she oversaw legal matters for the J2 Cloud Services division. Prior to working at J2 Global Inc., Ms. Aubee was Commercial Counsel at Broadcom Limited, a global semiconductor and infrastructure software solutions company, supporting Broadcom’s Carrier Access and Set-Top Box business units. Ms. Aubee holds a Bachelor of Science in Clinical Psychology from the University of California, San Diego and a Juris Doctor from the University of California, Irvine School of Law.

Jeffrey Sullivan, Chief Technology Officer, age 59, has served as our Chief Technology Officer since October 2021. He served as Chief Technology Officer of the J2 Global Inc. Cloud Fax business from February 2019 to October 2021. From 2016 to 2019, Mr. Sullivan was Chief Technology Officer for Demandforce (owned by Internet Brands, Inc.) and Vice President of Technology for the Health market segment at Internet Brands, Inc. From 2010 to 2016, Mr. Sullivan was Chief Technology Officer for Minute Menu Systems. He served on the Board of Directors of Minute Menu Systems from 2013 to 2016. From 2007 to 2009, Mr. Sullivan was Chief Information Officer at Think Financial. From 2000 to 2007, he was Chief Technology Officer and then Chief Operating Officer at LoanWeb.com and iHomeowners, Inc. (an INC 500 company). Previously in his career, he held technology and technology leadership positions at Countrywide Home Loans, Digital Arcana, Inc., and the University of Southern California’s Information Sciences Institute. Mr Sullivan was also a professional writer in the areas of technology and creative writing, with more than 200 published magazine articles and book chapters to his credit. He holds an M.A. in Artificial Intelligence from the University of Pittsburgh and a B.S. in Psychology and Computer Science from the Indiana University of Pennsylvania.

Compensation Discussion and Analysis
Role of Compensation Committee and Third Party Compensation Consultant in Establishing Compensation
The Compensation Committee engaged a third party compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”) to prepare a competitive analysis and benchmarking of executive compensation programs for the Compensation Committee to consider in establishing and awarding its executive compensation (“FW Cook Executive Pay Benchmarking and Analysis”). Specifically, our Compensation Committee worked with FW Cook to review competitive market data and analysis, including information about current market practices and trends, compensation structures and compensation ranges of a comparison group selected by FW Cook (the “Peer Group”). The Peer Group was comprised of the following companies that have a revenue and market capitalization that is roughly to 3 times the size of the Company and operate in the application and system software services, health care technology and other related technology services:
• Veradigm, Inc. (fka Allscripts)	• OneSpan
• Box	• Phreesia
• Commvault Systems	• Progress Software
• Computer Programs & Systems Inc.	• R1 RCM
• Ebix	• SecureWorks
• Evolent Health	• Verint Systems
• HealthStream	• Yext, Inc
• Omnicell
Based on the FW Cook Executive Pay Benchmarking and Analysis, the Compensation Committee established the base salary, target bonus, and stock award set forth above and detailed below for the Named Executive Officers (“NEOs”).
Components of Our Executive Compensation Program
Annual Base Salary
Base salary is a customary, fixed element of compensation intended to attract and retain executives. When setting the annual base salaries of our NEOs, the Compensation Committee considered the relevant experience and skillset of the NEOs and the FW Cook Executive Pay Benchmarking and Analysis provided by our independent compensation consultant. Base salaries will be evaluated annually for all Company employees, including our executive officers.
Performance Incentive Cash Compensation (“PIC”)
The annual bonus program, also known as Performance Incentive Compensation (“PIC”), for our NEOs is intended to reward strategic deliverables, drive organic revenue growth and minimize expenses. The PIC is broken into two components: Organic Revenue and Non-GAAP Net Income targets.
Design of the plan has been with insight from FW Cook and reviewed against the Company’s peer group based on guidance from the Chairman of the Compensation Committee and Management. The Organic Revenue and Non-GAAP Net Income targets are reviewed and approved by the Compensation Committee in conjunction with the Board of Directors approval of the annual budget.
For 2023, 50% of the PIC payout is based on target achievement of Organic Revenue. Below 95% target attainment, there is no payout. At 95%, the plan will pay 15% of target; this payout accelerates to 100% when the target revenue is achieved at goal. Above 100% achievement, there is a linear relationship between 100%-104% attainment of the target which pays out linearly between 100%-200%. By way of example, if we attain 102.5% of targeted Organic Revenue, payout for this component would be 158%. Organic Revenue is defined as revenues, as calculated on a GAAP basis, exclusive of revenue contribution from acquisitions made within the fiscal year. For 2023, the Organic Revenue target for purposes of the PIC was set at $380,000,000.
For 2023, 50% of the PIC payout is based on target achievement of Non-GAAP Net Income. Below 90%, the payout is $0; between 90%-110%, the payout is linear up to 200% of target. By way of example, if we attain 102% of targeted Non-GAAP Net Income, payout for this component would be 120%. Non-GAAP Net Income for the purposes of the PIC is defined as revenues less cost of revenues, operating expenses, income taxes, and interest expenses, excluding expenses related to share-based compensation, amortization of patents and acquired intangible assets, and other one-time non-recurring expenses related to operation of the business. For 2023, the Non-GAAP Net Income target for purposes of the PIC was set at $102,839,000.
The 2023 PCIP calculation for the payment was based on the achievement percentage of the budgeted Organic Revenue and Non-GAAP Net Income for the 2023 fiscal year. Based on the calculations, the payout percentages are noted as follows:
•	50% Organic Revenue - 2023 achievement was 95.41% overall (within the targeted range of 95% - 104%). Consequently, the payout for Organic Revenue was 19.93%.
•	50% Non-GAAP Net Income - 2023 achievement was 97.04% (within the targeted range of 90-108.5%). Consequently, the payout for Non-GAAP Net Income was 70.38%.
CEO and COO Long-Term Equity Incentive Compensation
In connection with their appointments as Chief Executive Officer and Chief Operating Officer of the Company, Mr. Turicchi and Mr. Nebergall, respectively, were each awarded an upfront long-term equity award (“Long Term Equity Award”) on December 15, 2021 (“Grant Date”) under the Company’s 2021 Equity Incentive Plan. It is the Compensation Committee’s current intent that this upfront, Long Term Equity Award will be the only stock based compensation awarded to Mr. Turicchi and Mr. Nebergall over the five years following the Grant Date, or until the awarded stock units have substantially vested. The time-based restricted stock unit awards will vest over 5 years and the performance-based restricted stock awards have 6 years to satisfy the performance goals or expire. The Compensation Committee, with the assistance of FW Cook, emphasized long-term performance and retention by weighting the compensation of Mr. Turicchi (CEO) and Mr. Nebergall (COO) toward long-term equity incentives. Mr. Turicchi received 266,667 performance-based restricted stock units (“PSUs”) and 80,000 time-based restricted stock awards (“RSUs”). Mr. Nebergall received 177,778 PSUs and 53,333 RSUs. One-fifth of the RSUs vest on the first anniversary of the Grant Date and one-tenth vest every 6 months thereafter, subject to continued employment except as described below. The PSUs vest in one-fifth increments only if the Company’s common stock price remains at or above the following five stock prices for at least 20 trading days in any 25 consecutive trading day period and the average closing price for such 30 day period is equal to or exceeds such stock price threshold: $62.87, $69.15, $76.07, $83.67, and $92.04; provided that no PSUs may vest before the first anniversary of the Grant Date. The stock price thresholds were based on the compounded annual growth rate in the Company’s common stock price from the date of its initial public offering until the Grant Date, as applied to each of the five successive stock price thresholds. The recipients have a total of six years to achieve the performance targets with respect to the PSUs. Any unvested PSUs generally are forfeited upon termination of employment except as described below. The RSUs and PSUs are otherwise subject to the terms and conditions of the 2021 Equity Incentive Plan, and the individual award agreements thereunder corresponding to the awards.
Annual Equity Incentive Compensation for Other Executive Officers
The Company also granted equity based awards to its executive officers (other than Mr. Turicchi and Mr. Nebergall) and other certain senior managers in the form of RSUs and PSUs (“Annual Equity Award”). Unlike the awards described above, these grants were not intended to be one-time, large grants; rather, it is expected that our key employees other than Mr. Turicchi and Mr. Nebergall will receive annual equity incentive grants. The awards granted are based on executive compensation benchmarking data provided by FW Cook and each award is designed and developed in conjunction with the Compensation Committee. The purpose of the Annual Equity Award is for key employees to have a portion of their compensation tied directly to the key metrics of the Company. The Annual Equity Award RSUs vest ratably over a four-year vesting period, with awards vesting one-fourth on the first anniversary of the date of the award and vesting one-eighth every 6 months thereafter, provided that the recipient is still employed by Company at the applicable vesting date. The 2023 Annual Equity PSUs vest with respect to one-fourth of such shares at each such time as Company common stock remains at or above the following four stock prices for at least 20 trading days in any 30 consecutive trading day period and the average closing price for such 30 day period is equal to or exceeds such stock price threshold: $26.88, $28.89, $31.06, $33.39; provided that in the case of PSUs no such shares shall vest prior to the first anniversary of the date of grant, whether or not any stock price condition is satisfied prior to such time. The recipients have a total of eight years to achieve any performance targets with respect to the PSUs. Any unvested PSUs generally are forfeited upon termination of employment, except in the event of death, disability, or retirement as disclosed above. The Annual Equity Award RSUs and PSUs are otherwise subject to the terms and conditions of the 2021 Equity Incentive Plan, and the individual award agreements thereunder corresponding to the awards.
Other Benefits
Our Company’s NEOs may also participate in the Company’s health, vision, dental, life and disability insurance plans, voluntary life and disability plans, our tax-qualified 401(k) plan and company match, and other Company benefits to the same extent as all other eligible employees.
Tax and Accounting Considerations
Taxation of “Parachute” Payments and Deferred Compensation: Sections 280G and 4999 of the Internal Revenue Code provide that executive officers, directors who hold significant equity interests, and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change of control of the Company that exceed certain prescribed limits, and that the Company may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive officers, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer might owe as a result of the application of Sections 280G or 4999 during fiscal 2023 and we have not agreed and are not otherwise obligated to provide any NEO with such a “gross-up” or other reimbursement.
Section 409A of the Internal Revenue Code imposes significant additional taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the restrictive conditions of the provision. We generally have structured our equity awards in a manner intended to comply with the applicable Section 409A conditions.
Accounting for Stock-Based Compensation: The Company accounts for share-based awards to employees and non-employees in accordance with the provisions of FASB ASC Topic No. 718, Compensation - Stock Compensation (“ASC 718”). Accordingly, the Company measures share-based compensation expense at the grant date, based on the fair value of the award, and recognizes the expense over the employee’s requisite service period using the straight-line method. The measurement of share-based compensation expense is based on several criteria, including but not limited to the valuation model used and associated input factors, such as expected term of the award, stock price volatility, risk free interest rate, dividend rate and award cancellation rate. These inputs are subjective and are determined using management’s judgment. If differences arise between the assumptions used in determining share-based compensation expense and the actual factors, which become known over time, the Company may change the input factors used in determining future share-based compensation expense. Any such changes could materially impact the Company’s results of operations in the period in which the changes are made and in periods thereafter. The Company estimates the expected term based upon the contractual term of the award. When determining the types and amounts of equity compensation granted to the NEOs, the Compensation Committee considers the advantages and disadvantages of various equity vehicles, such as stock options, RSUs and PSUs. As part of this consideration, the Compensation Committee considers the overall program cost, which includes the associated compensation expense for financial reporting purposes.

Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis section of this proxy statement and discussed that section with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement. This report is provided by the following members of our Board, who compose the Compensation Committee:
Stephen Ross (Chair)
Douglas Bech
Elaine Healy
Summary Compensation Table
The following table sets forth the compensation earned during fiscal 2023 (January 1, 2023-December 31, 2023), fiscal 2022 (January 1, 2022-December 31, 2022) and fiscal 2021 (January 1, 2021-December 31, 2021) by our principal executive officer, principal financial officer and our next three most highly compensated executive officers who served in such capacities at December 31, 2023, to the extent that they were NEOs during those years.
Name and Principal Position(1)	Year	Base Salary ($)(2)	Non-Equity Incentive Plan Compensation ($)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Scott Turicchi Chief Executive Officer	2023	$750,000	$372,529	$0	$33,922	$1,156,451
	2022	$750,000	$166,125	$0	$32,045	$948,170
	2021	$175,481	$274,500	$16,769,349	$110,566	$17,329,896

Jim Malone Chief Financial Officer	2023	$375,000	$101,599	$1,233,563	$24,810	$1,734,972
	2022	$336,539	$46,515	$1,418,167	$23,600	$1,824,821

Vithya Aubee Chief Legal Officer	2023	$360,000	$97,535	$781,550	$7,014	$1,246,099
	2022	$300,000	$39,870	$533,140	$6,719	$879,729

John Nebergall Chief Operating Officer	2023	$450,000	$152,398	$0	$24,942	$627,340
	2022	$450,000	$66,450	$0	$23,733	$540,183
	2021	$115,769	$109,800	$11,179,547	$5,480	$11,410,334

Jeffrey Sullivan Chief Technology Officer	2023	$375,000	$101,599	$973,700	$16,676	$1,466,975
	2022	$350,000	$46,515	$872,475	$8,001	$1,276,991
	2021	$91,538	$76,860	$850,807	$1,470	$1,020,675

(1)	Mr. Nebergall last day as the Company’s Chief Operating Officer was December 31, 2023.
(2)
In 2022, Mr. Malone’s annual salary was $350,000, his date of hire was January 10, 2022. Amounts reported for NEOs in 2021 represent compensation earned and paid in the fiscal year in which they were reported from October 7 2021 to December 31 2021. In 2021, Mr. Turicchi’s annual salary was $750,000, Mr. Nebergall’s annual salary was $450,000, and Mr. Sullivan’s annual salary was $350,000.

(3)
These amounts represent the grant date fair value under ASC 718 for restricted stock awards granted and report a grant date value for the performance restricted shares based upon Monte Carlo simulations of the performance conditions. As noted below under the subsection titled “CEO and COO Long-Term Equity Incentive Compensation,” the stock awards granted in 2021 to Mr. Turicchi and Mr. Nebergall were upfront, long term awards, and no further grants are expected until the stock units have substantially vested or expired. As such, those NEOs did not receive any equity awards in 2022. The ASC 718 value as of the grant date for stock awards is amortized over the number of months of service required for the grant to become non-forfeitable. There can be no assurance that the ASC 718 amount will ever be realized. The Stock Awards reported above in 2023 for Mr. Malone, Ms. Aubee and Mr. Sullivan are comprised 50% of time-based restricted units (RSUs) and 50% performance-based restricted units (PSUs). Assuming the achievement of all performance conditions, the value of the 2023 performance-based restricted shares at grant would be: $375,688 for Mr. Malone; $420,770 for Ms. Aubee; and $601,100 for Mr. Sullivan.

(4)	The following table and related footnotes describe each component of the column entitled “All Other Compensation” in the Summary Compensation Table:
Name	Year	Insurance Premiums ($)	Company Contributions to Retirement and 401(k) Plans ($)	Total ($)
Scott Turicchi(a)	2023	$27,322	$6,600	$33,922
Jim Malone(b)	2023	$18,210	$6,600	$24,810
Vithya Aubee(c)	2023	$414	$6,600	$7,014
John Nebergall(d)	2023	$18,342	$6,600	$24,942
Jeffrey Sullivan(e)	2023	$10,076	$6,600	$16,676
(a)
Consists of 23,838 in medical, dental and vision insurance premium contributions, $3,000 in HSA matching funds, $232 in short term and long-term disability insurance premium contributions and $252 in life insurance premium contributions for $500,000 in life insurance benefits.

(b)
Consists of $17,883 in medical, dental and vision insurance premium contributions, $232 in short term and long-term disability insurance premium contributions and $95 in life insurance premium contributions for $188,000 in life insurance benefits.

(c)
Consists of $0 in medical, dental and vision insurance premium contributions, $232 in short term and long-term disability insurance premium contributions and $181 in life insurance premium contributions for $360,000 in life insurance benefits.

(d)
Consists of $17,883 in medical, dental and vision insurance premium contributions, $232 in short term and long-term disability insurance premium contributions and $227 in life insurance premium contributions for $451,000 in life insurance benefits.

(e)
Consists of $9,655 in dental and vision insurance premium contributions, $232 in short term and long-term disability insurance premium contributions and $189 in life insurance premium contributions for $376,000 in life insurance benefits.

Grants of Plan Based Awards
The following table summarizes equity awards granted to our executive officers in 2023.
		Estimated Future Payouts Under Non-Equity Incentive Awards(1)			Estimated Future Payouts Under Equity Incentive Awards(2)			Other Stock Awards
Name	Award Type	Grant Date	Target	Maximum	Grant Date	Threshold	Maximum	Grant Date	# of Units	Grant Date Fair Market Value of Stock Awards(2)
Scott Turicchi	PIC	Feb 23, 2023	$825,000	$1,650,000	—	—	—	—	—	—
Jim Malone	PIC	Feb 23, 2023	$225,000	$450,000	—	—	—	—	—	—
	PSU(3)	—	—	—	Dec 7, 2023	$84,000	$375,687	—	—	—
	RSU(4)	—	—	—	—			Dec 7, 2023	37,500	$937,500
Vithya Aubee	PIC	Feb 23, 2023	$216,000	$432,000	—	—	—	—	—	—
	PSU	—	—	—	Dec 7, 2023	$94,080	$420,770	—	—	—
	RSU	—	—	—	—	—	—	Feb 22, 2023	1,680	$99,960
	RSU	—	—	—	—	—	—	Dec 7, 2023	14,000	$350,000
John Nebergall	PIC	Feb 23, 2023	$337,000	$674,000	—			—	—	—
Jeffrey Sullivan	PIC	Feb 23, 2023	$225,000	$450,000	—	—	—	—	—	—
	PSU	—	—	—	Dec 7, 2023	$134,400	$601,100	—	—	—
	RSU	—	—	—	—	—	—	Dec 7, 2023	20,000	$500,000
(1)	The Company’s non-equity incentive plan awards are based on achieving Organic Revenue and Non-GAAP Net Income FY Budget targets. Both components are weighted at 50% for bonus calculation.
(2)
These amounts represent the grant date fair value under ASC 718 for restricted stock awards granted and report a grant date value for the performance restricted shares based upon Monte Carlo simulations of the performance conditions.

(3)
The 2023 Annual Equity Performance Stock Units (PSUs) vest with respect to one-fourth of such shares at each such time as Company common stock remains at or above the following four stock prices for at least 20 trading days in any 30 consecutive trading day period and the average closing price for such 30 day period is equal to or exceeds such stock price threshold: $26.88, $28.89, $31.06, $33.39; provided that in the case of PSUs no such shares shall vest prior to the first anniversary of the date of grant, whether or not any stock price condition is satisfied prior to such time.

(4)
The 2023 Annual Equity Restricted Stock Units (RSUs) vest ratably over a four-year vesting period, with awards vesting one-fourth on the first anniversary of the date of the award and vesting one-eighth every 6 months thereafter, provided that the recipient is still employed by Company at the applicable vesting date.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes equity awards held by our named executive officers as of December 31, 2023.
Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(11)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(12)
Scott Turicchi	84,932 (1)	$2,226,068	287,361(6)	$21,870,138
Jim Malone	46,307 (2)	$1,213,706	25,091(7)	$1,287,991
Vithya Aubee	22,423 (3)	$587,707	21,452(8)	$959,772
John Nebergall	33,455 (4)	$876,856	179,121(9)	$13,739,595
Jeffrey Sullivan	32,631 (5)	$855,259	34,357(10)	$1,639,642
(1)
Consists of the unvested restricted stock with respect to the following restricted stock awards: (a) 7,840 remaining restricted shares as adjusted for the Spin-Off, converted from a restricted stock award granted on March 13, 2019 that vest ratably over five years, beginning on March 13, 2020; (b) 14,546 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 6, 2020 by Ziff Davis, Inc. that vest ratably over five years, beginning on March 6, 2021; (c) 2,911 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 13, 2020 by Ziff Davis, Inc. that vest ratably over five years, beginning on March 13, 2021; (d) 14,635 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 3, 2021 by Ziff Davis, Inc. that vest ratably over four years, beginning on March 3, 2022, and (e) 45,000 restricted stock units, granted by Company on December 15, 2021 that vest as follows: 25% of the grant on the first anniversary, December 15, 2022, and the remaining 75% of the grant ratably over the remaining four years.

(2)
Consists of the unvested restricted stock with respect to the following restricted stock awards (a) 3,182 restricted stock units, granted by Company on January 10, 2022 that vest ratably over four years, beginning on January 10, 2022; (b) 5,625 restricted stock units, granted by Company on November 10, 2022 that vest ratably over four years, beginning on November 10, 2023; and (c) 37,500 restricted stock units, granted by Company on December 7, 2023 that vest ratably over four years, beginning on December 7, 2024.

(3)
Consists of the unvested restricted stock with respect to the following restricted stock awards (a) 244 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 3, 2021 by Ziff Davis, Inc. that vest ratably over four years, beginning on March 3, 2022; (b) 3,062 restricted stock units, granted by Company on December 15, 2021 that vest ratably over four years, beginning on December 15, 2022; (c) 3,437 restricted stock units, granted by Company on November 10, 2022 that vest ratably over four years, beginning on November 10, 2023; (d) 1,680 restricted stock units, granted by Company on February 22, 2023; and (e) 14,000 restricted stock units, granted by Company on December 7, 2023 that vest ratably over four years, beginning on December 7, 2024.

(4)
Consists of the unvested restricted stock with respect to the following restricted stock awards: (a) 655 remaining restricted shares as adjusted for the Spin-Off, converted from a restricted stock award granted on March 13, 2019 that vest ratably over five years, beginning on March 13, 20, 2020; (b) 1,212 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 6, 2020 by Ziff Davis, Inc. that vest ratably over five years, beginning on March 6, 2021; (c) 244 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 13, 2020 by Ziff Davis, Inc. that vest ratably over five years, beginning on March 13, 2021; (d) 1,344 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 3, 2021 by Ziff Davis, Inc. that vest ratably over four years, beginning on March 3, 2022; and (e) 30,000 restricted stock units, granted by Company on December 15, 2021 that vest as follows: 25% of the grant on the first anniversary, December 15, 2022, and the remaining 75% of the grant ratably over the remaining four years.

(5)
Consists of the unvested restricted stock with respect to the following restricted stock awards: (a) 730 remaining restricted shares, as adjusted for the Spin-Off, converted over from a restricted stock award granted on February 7, 2019, that vest ratably over five years, beginning on February 7, 2020; 607 remaining restricted stock units, as adjusted for the Spin-Off, converted from a restricted stock award granted on March 6, 2020 by Ziff Davis, Inc. that vest ratably over five years, beginning on March 6, 2021; (c) 123 remaining restricted stock units, as adjusted for the Spin-Off, converted over from a restricted stock award granted on March 13, 2020 by Ziff Davis, Inc. that vest ratably over five years, beginning on March 13, 2021; (d) 734 remaining restricted stock units, as adjusted for the Spin-Off, converted over from a restricted stock award granted on March 3, 2021 by Ziff Davis, Inc. that vest ratably over four years, beginning on March 3, 2022; (e) 4,812 restricted stock units, granted by Company on December 15, 2021 that vest ratably over four years, beginning on December 15, 2022; (f) 5,625 restricted stock units, granted by Company on November 10, 2022 that vest ratably over four years, beginning on November 10, 2023; and (g) 20,000 restricted stock units, granted by Company on December 7, 2023 that vest ratably over four years, beginning on December 7, 2024.

(6)
Consists of (a) 6,060 unvested restricted units, as adjusted for the Spin-Off, granted on May 4, 2017 by Ziff Davis that vest based on specified stock price targets of the Company’s common stock; (b)14,634 unvested restricted units, as adjusted for the Spin-Off, granted on March 3, 2021 by Ziff Davis that vest based on specified stock price targets of the Company’s common stock; and (c) 266,667 unvested restricted units, granted on December 15, 2021 by Company that vest based on specified stock price targets of the Company’s common stock.

(7)
Consists of (a) 5,091 unvested restricted units, as adjusted, granted on January 10, 2022 that vest based on specified stock price targets of the Company’s common stock; (b) 7,500 unvested restricted units, granted on November 10, 2022 by Company that vest based on specified stock price targets of the Company’s common stock; and (c) 12,500 restricted stock units, granted by Company on December 7, 2023 that vest based on specified stock price targets of the Company’s common stock.

(8)
Consists of (a) 244 remaining restricted stock units, as adjusted for the Spin-Off, converted over from a restricted stock award granted on March 3, 2021 by Ziff Davis, Inc. that vest based on specified stock price targets of the Company’s common stock; (b) 2,625 restricted stock units, granted by Company on December 15, 2021 that vest based on specified stock price targets of the Company’s common stock; (c) 4,583 restricted stock units, granted by Company on November 10, 2022 that vest based on specified stock price targets of the Company’s common stock; and (d) 14,000 restricted stock units, granted by Company on December 7, 2023 that vest based on specified stock price targets of the Company’s common stock.

(9)
Consists of (a) 1,343 unvested restricted units, as adjusted for the Spin-Off, granted on March 3, 2020 by Ziff Davis that vest based on specified stock price targets of the Company’s common stock; and (b) 177,778 unvested restricted units, granted on December 15, 2021 by Company that vest based on specified stock price targets of the Company’s common stock.

(10)
Consists of (a) 733 unvested restricted units, as adjusted for the Spin-Off, granted on March 3, 2020 by Ziff Davis that vest based on specified stock price targets of the Company’s common stock; (b) 6,124 unvested restricted units, granted on December 15, 2021 by Company that vest based on specified stock price targets of the Company’s common stock; (c) 7,500 restricted stock units, granted by Company on November 10, 2022 that vest based on specified stock price targets of the Company’s common stock; and (d) 20,000 restricted stock units, granted by Company on December 7, 2023 that vest based on specified stock price targets of the Company’s common stock.

(11)
The market value is determined by multiplying the number of shares by $26.21, the closing trading price of Company common stock on the Nasdaq Global Select Market on December 29, 2023, the last trading day of the fiscal year.

(12)	This is the cumulative value of all PSA and PSU grants, assuming the achievement of all performance conditions at each respective price target.

Option Exercises and Stock Vested Table
The following table summarizes equity awards that vested for our executive officers in 2023, none of the executive officers have stock options.
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING(2)
Scott Turicchi	46,959	$1,594,349
Jim Malone	3,784	$129,424
Vithya Aubee	2,799	$74,344
John Nebergall	13,277	$409,947
Jeffrey Sullivan	5,739	$182,004
(1)	The number of shares reported in this column represent the shares acquired before applicable income tax withholdings are applied, for which shares are surrendered back to the Company.
(2)
The values reported in this column represent the number of shares acquired before applicable income taxes are applied, multiplied by the closing price of the Company’s common stock on the vesting date.

Potential Payments Upon Change in Control, Retirement, or Termination
The Company has not entered into change of control or severance arrangements with its executive officers, other than certain equity award special vesting benefits as set forth below:
In the event of a change of control of Company, all outstanding restrictions on each share of restricted stock including time and performance-based restrictions, and each RSU and PSU awarded under the 2021 Equity Incentive Plan will only lapse in full if the Committee or the Board of Directors determines that the holder has not been offered substantially identical replacement awards, as the case may be, and a comparable position at the acquiring company.
In the event that a participant’s employment with the Company or its subsidiaries terminates as a result of Retirement (as defined below), death or disability then (1) for all performance-based restricted shares, the continued employment conditions shall lapse and the performance-based restricted shares shall be eligible to meet the stock price performance conditions during the 36 months following the termination of employment (after which any unvested performance vesting restricted units will be forfeited), provided that such 36 month period is subject to and shall not extend the expiration date of the applicable grant, and no restrictions on performance-based restricted shares shall lapse prior to the date that is the one year anniversary of the date of the restricted stock agreement related thereto; and (2) all time-based restricted shares will vest in full. For the purposes of this preceding sentence, termination of employment is considered retirement (“Retirement”) if, on the effective date of the termination of employment (the “Termination Date”), (i) the participant has reached the age of 65 on or before the Termination Date and has completed not less than three (3) years of service with the Company and/or its Subsidiaries; (ii) the participant has informed the Company and/or its Subsidiary of participant’s intent to retire not less than six (6) months before the Termination Date; (iii) and the Termination Date is not less than six (6) months following the date of RSU or PSU grant. In the event that a participant’s employment with the Company or its subsidiaries terminates for any other reason (including retirement that does not meet the conditions set forth above, voluntary resignation or termination by the Company with or without cause), all restricted shares (performance-based and time-based) will be forfeited.
STOCK AWARD POTENTIAL PAYMENTS UPON TERMINATION DUE TO DEATH OR DISABILITY
NAME	OUTSTANDING TIME-BASED RESTRICTED SHARES AS OF DEC 31, 2023 (#)	MARKET VALUE OF OUTSTANDING TIME-BASED RESTRICTED SHARES AS OF DEC 31, 2023 ($)(1)	OUTSTANDING PERFORMANCE- BASED RESTRICTED SHARES AS OF DEC 31, 2023 (#)	MARKET OR PAYOUT VALUE OF OUTSTANDING PERFORMANCE- BASED RESTRICTED SHARES AS OF DEC 31, 2023 ($)(2)
Scott Turicchi	84,932	$2,226,068	287,361	$0
Jim Malone	46,307	$1,213,706	25,091	$0
Vithya Aubee	22,423	$587,707	21,452	$0
John Nebergall	33,455	$876,856	179,121	$0
Jeffrey Sullivan	32,631	$855,259	34,357	$0
(1)
The market value is determined by multiplying the number of shares by $26.21, the closing trading price of Company common stock on the Nasdaq Global Select Market on December 29, 2023, the last trading day of the fiscal year.

(2)	No performance-based restricted stock award met any target price by December 29, 2023, the last trading day of the fiscal year.

Pay Ratio Disclosure
CEO Total Annual Compensation: $1,156,451
Median Employee Annual Total Compensation (excluding CEO): $105,869
Ratio of CEO to Median Employee Compensation: 11:1
To determine our median employee’s annual total compensation, the Company created a list of our permanent global employee base as of December 31, 2023 with the income that was reportable to their applicable taxing authority in the jurisdiction in which each such employee was employed for the 2023 calendar year. For example, in the United States, the Company used each employee’s income reflected on Form W-2. The Company annualized the compensation for employees who have been with us for less than the full year and where necessary, converted the currency of all compensation to the United States Dollar using the rate applicable as of December 31, 2023. The Company selected the median amount from that list.
The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
Pay vs. Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis.”
					YEAR END VALUE OF $100 INVESTMENT ON OCTOBER 7, 2021 BASED ON:
YEAR (a)	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)(B)	COMPENSATION ACTUALLY PAID TO PEO(2)(c)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(3)(d)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(4)(e)	TOTAL SHAREHOLDER RETURN(5)(f)	PEER GROUP TOTAL SHAREHOLDER RETURN(6)(g)	NET INCOME(7)(h)	ORGANIC REVENUE(8)(i)
2023	$1,156,451	$(10,937,037)	$1,268,847	$(845,223)	$47	$35	$77,295,000	$362,562,000
2022	$948,170	$(234,633)	$1,213,998	$984,259	$96	$65	$72,714,000	$362,422,000
2021	$17,329,896	$25,437,231	$6,215,505	$6,776,038	$103	$97	$26,905,333	$89,036,000
(1)
The dollar amounts reported in column (b) are the amounts reported for Scott Turicchi (the Company’s Chief Executive Officer) for each of the corresponding years in the “Total” column in our Summary Compensation Table. Refer to the “Executive Compensation – Summary Compensation Table”.

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Turicchi, as computed in accordance with Item 402(v) of Regulation S-K and do not reflect the total compensation actually realized or received by Mr. Turicchi. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Turicchi) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for these purposes in each applicable year are as follows: (i) for 2023, Vithya Aubee, James Malone, John Nebergall, Jeffrey Sullivan; (ii) for 2022, James Malone, John Nebergall, Jeffrey Sullivan; and (iii) for 2021, John Nebergall and Jeffrey Sullivan.

(5)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Scott Turicchi), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

(5)	The beginning of the measurement period for 2021 is October 7, 2021.
(6)
The peer group used for this purpose is the same Peer Group set forth above under our Compensation Discussion and Analysis. In 2023, 2 companies were removed from the Peer Group set which otherwise remained the same.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year. The 2021 data represents only Q4 2021.

(8)	Organic Revenue is determined on a GAAP basis, exclusive of revenue contribution from acquisitions made within the fiscal year. The 2021 data represents only Q4 2021.
COMPENSATION ACTUALLY PAID TO PEO	2023	2022	2021
Summary Compensation Table Total	$1,156,451	$948,170	$17,329,896
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	$0	$0	$16,769,349
Less, Change in Pension Value reported in Summary Compensation Table	$0	$0	$0
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$0	$0	$24,876,684
Plus, fair value as of vesting date of equity awards granted and vested in the year	$0	$0	$0
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(11,163,321)	($1,146,770)	$0
Plus (less), change in fair value from prior year to the vesting of equity awards granted in prior years that vested in the year	$(930,167)	($36,033)	$0
Less, prior year-end fair value for any equity awards forfeited in the year	$0	$0	$0
Plus, pension service cost for services rendered during the year	$0	$0	$0
Compensation Actually Paid to Scott Turicchi	($10,937,037)	$(234,633)	$25,437,231
AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs	2023	2022	2021
Average Summary Compensation Table Total	$1,268,847	$1,213,998	$6,215,505
Less, average value of Stock Awards reported in Summary Compensation Table	$747,203	$763,547	$6,015,177
Less, average Change in Pension Value reported in Summary Compensation Table	$0	$0	$0
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	$774,932	$686,717	$6,575,710
Plus, average fair value as of vesting date of equity awards granted and vested in the year	$0	$0	$0
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	($1,996,677)	($142,837)	$0
Plus (less), average change in fair value from prior year to the vesting date of equity awards granted in prior years that vested in the year	($145,121)	($10,072)	$0
Less, prior year-end fair value for any equity awards forfeited in the year	$0	$0	$0
Plus, average pension service cost for services rendered during the year	$0	$0	$0
Average Compensation Actually Paid to Non-PEO NEOs	$(845,223)	$984,259	$6,776,038

Description of Certain Relationships between Information Presented in the Pay versus Performance Table
As described in more detail in the section “Compensation – Discussion and Analysis” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

CAP vs. TSR
30,000.00
25,000.00
20,000.00
15,000.00
10,000.00
5,000.00
0.00
-5,000.00
-10,000.00
-15,000.00
Compensation Actually Paid ($000)
$120
$100
$80
$60
$40
$20
$0
Total Shareholder Return on $100
2021
2022
2023
PEO
Average NEO
CCSI TSR
Peer Group TSR

CAP vs. Net Income and Organic Revenue
30,000.00
25,000.00
20,000.00
15,000.00
10,000.00
5,000.00
0.00
-5,000.00
-10,000.00
-15,000.00
Compensation Actually Paid ($000)
$400
$350
$300
$250
$200
$150
$100
$50
$0
Net Income and Organic Revenue (Millions)
2021
2022
2023
PEO
Average NEO
Net Income
Organic Revenue

Financial Performance Measures
As described in greater detail under “Compensation – Discussion and Analysis” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
1.	Net Income
2.	Organic Revenue
3.	Share Price of Company’s Common Stock

EQUITY COMPENSATION
PLAN INFORMATION
The following table sets forth information about our common stock that may be issued under equity compensation plans as of December 31, 2023.
	(A)	(B)	(C)
	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))(3)
Equity Compensation Plans Approved by Security Holders	1,576,236	—	2,147,484
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	1,576,236	—	2,147,484
(1)	This column reflects restricted stock units granted under the Consensus Cloud Solutions, Inc. 2021 Equity Incentive Plan that were outstanding as of December 31, 2023.
(2)	There are no outstanding options.
(3)	This column reflects the total shares of our common stock remaining available for issuance under the Consensus Cloud Solutions, Inc. 2021 Equity Incentive Plan.

BENEFICIAL OWNERSHIP
OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our shares as of April 15, 2024 by:
•	each of our named executive officers;
•	each of our current directors;
•	all of our directors and executive officers as a group; and
•	each person or entity known by us to own beneficially more than 5% of our preferred stock and common stock (by number or by voting power).
Except as indicated in the footnotes below, we have determined beneficial ownership in accordance with the rules and regulations of the SEC, which generally includes any shares over which a person exercises sole or shared voting and/or investment power. The information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole or shared voting and/or investment power with respect to all shares that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 19,220,169 shares of common stock outstanding as of April 15, 2024. Shares of common stock subject to restricted stock units that are exercisable within 60 days of April 15, 2024 are considered outstanding and beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each of the individuals named below is Consensus Cloud Solutions, Inc., 700 S. Flower Street, 15th Floor, Los Angeles, California 90017.
NAME OF BENEFICIAL OWNERS	NUMBER OF SHARES	OWNERSHIP PERCENTAGE (%)
BlackRock, Inc.(1)	1,379,280	7.18
The Vanguard Group(2)	2,009,859	10.46
ArrowMark Colorado Holdings, LLC(3)	2,604,654	13.55
Janus Henderson Group plc(4)	1,572,092	8.18
Gates Capital Management, L.P.(5)	1,560,249	8.12
Ziff Davis, Inc.(6)	1,034,295	5.40
Scott Turicchi(7)	152,734	*
Jim Malone(8)	10,266	*
John Nebergall	19,743	*
Jeffrey Sullivan(9)	9,089	*
Vithya Aubee(10)	2,981	*
Douglas Bech	61,180	*
Elaine Healy	15,833	*
Stephen Ross	24,410	*
Nathaniel (Nate) Simmons	14,833	*
Pamela Sutton-Wallace	19,407	*
All directors and officers as a group (9 individuals)	332,614	2.45
*	Less than one percent.
(1)
Based on the most recently available Schedule 13G filed with the SEC on April 5, 2024 by BlackRock, Inc. According to its Schedule 13G, BlackRock, Inc. reported having sole voting power over 1,348,226 shares, shared voting power over no shares, sole dispositive power over 2,922,534 shares and shared dispositive power over no shares. The Schedule 13G/A contained information as of March 31, 2024 and may not reflect current holdings of Consensus’s stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(2)
Based on the most recently available Schedule 13G/A filed by the Vanguard Group on February 13, 2024. According to its Schedule 13G/A, the Vanguard Group reported having sole voting power over no shares, shared voting power over 41,740 shares, sole dispositive power over 1,951,796 shares, and shared dispositive power over 58,063 shares. The Schedule 13G contained information as of December 29, 2023 and may not reflect current holdings of Consensus’s stock. The address for the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)
Based on the most recently available Schedule 13G/A filed by ArrowMark Colorado Holdings, LLC on February 14, 2024. According to its Schedule 13G/A, ArrowMark reported having sole voting power and sole dispositive power over 2,604,654 shares. The Schedule 13G/A contained information as of December 31, 2023 and may not reflect current holdings of Consensus’s stock. The address for ArrowMark is 100 Fillmore Street, Suite 325, Denver, Colorado 80206.

(4)
Based on the most recently available Schedule 13G/A filed by Janus Henderson Group plc on February 13, 2024. According to its Schedule 13G/A, Janus reported having shared voting power and shared dispositive power over 1,572,092 shares. The Schedule 13G contained information as of December 31, 2023 and may not reflect current holdings of Consensus’s stock. The address for Janus is 201 Bishopsgate, EC2M 3AE, United Kingdom.

(5)
Based on the most recently available Schedule 13G/A filed by Gates Capital Management, L.P. on February 14, 2024. According to its Schedule 13G, Gates Capital Management reported having shared voting power and shared dispositive power over 1,560,249 shares. The Schedule 13G contained information as of December 31, 2023 and may not reflect current holdings of Consensus’s stock. The address for Gates Capital Management is 1177 Avenue of the Americas, 46th Floor, New York, New York 10036.

(6)
Based on the most recently available Schedule 13G/A filed by Ziff Davis, Inc. on February 5, 2024. According to its Schedule 13G/A, Ziff Davis reported having sole voting power and sole dispositive power over 1,034,295 shares. The Schedule 13G/A contained information as of December 31, 2023 and may not reflect current holdings of Consensus’s stock. The address for Ziff Davis, Inc. is 114 5th Avenue, 15th Floor, New York, NY 10011.

(7)	Consists of 152,734 shares of Company common stock, excluding 5757 shares held by The Turicchi Family Foundation.
(8)	Consists of 10,266 shares of Company common stock and 937 RSUs that will vest within 60 days of the Record Date.
(9)	Consists of 9,089 shares of Company common stock and 937 RSUs that will vest within 60 days of the Record Date.
(10)	Consists of 2,981 shares of Company common stock and 572 RSUs that will vest within 60 days of the Record Date.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held on Wednesday, June 12, 2024 at 8:30 a.m. Pacific Standard Time, or at any adjournments or postponements thereof.
WHERE IS THE ANNUAL MEETING BEING HELD?
The Board has determined that the Annual Meeting should be held online this year via live audiocast in order to permit stockholders from any location with access to the Internet to participate. This format also reduces the environmental impact of the Annual Meeting. The Company has endeavored to provide stockholders with the same rights and opportunities for participation in the Annual Meeting online as an in-person meeting.
HOW CAN I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING ONLINE?
Stockholders of record as of the close of business on April 15, 2024, the record date, are entitled to participate in and vote at the Annual Meeting. To participate in the Annual Meeting, including to vote, ask questions, and view the list of registered stockholders as of the record date during the meeting, stockholders of record should go to the Annual Meeting website at www.virtualshareholdermeeting.com/CCSI2024, enter the 16-digit control number found on your proxy card or Notice and follow the instructions on the website.
If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.
The Annual Meeting will begin promptly at 8:30 a.m Pacific Standard Time on Wednesday, June 12, 2024. Online check-in will begin at approximately 8:15 a.m. Pacific Time, and we encourage you to provide sufficient time before the Annual Meeting begins to check-in. Technicians will be available to assist you with any difficulties you may have accessing the Annual Meeting.
Stockholders may submit questions before the Annual Meeting at www.proxyvote.com and during the Annual Meeting at the meeting website. We plan to answer as many questions as possible during the time permitted. More information regarding the question and answer process, including the number and types of questions permitted, and how questions will be recognized, answered, and disclosed, will be available in the meeting rules of conduct, which will be posted on the Annual Meeting website.
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
Stockholders will be asked to consider the following proposals at the Annual Meeting:
1.	To elect two directors to serve as Class II directors on the Board until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified;
2.	To ratify the selection by our Audit Committee of Deloitte & Touche, LLP (“Deloitte”) to serve as our independent registered public accounting firm for the year ending December 31, 2024; and
3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
We will also consider any other business that properly comes before the Annual Meeting.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?
Our Board unanimously recommends that stockholders vote “FOR” each nominee for director, “FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm and “FOR” the approval of the compensation of our named executive officers.
WHO MAY VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS?
Stockholders who owned shares of the Company’s common stock, par value $.01 per share, as of the close of business on April 15, 2024 are entitled to vote at the Annual Meeting. As of the record date, there were 19,220,169 shares of our common stock issued and outstanding.
HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
In order for us to conduct the Annual Meeting, a quorum, consisting of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy.
HOW MANY VOTES DO I HAVE?
Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
WHAT IS THE PROXY CARD?
The proxy card enables you to appoint Scott Turicchi, our CEO, and Vithya Aubee, our Chief Legal Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Turicchi and Ms. Aubee to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
IF I AM A STOCKHOLDER OF RECORD OF THE COMPANY’S SHARES, HOW DO I VOTE?
Before the Annual Meeting, you may vote:
•	By mail, by completing, signing, and dating your proxy card (if you have received a paper copy of a proxy card by mail).
•	Online at www.proxyvote.com.
•	By telephone, at 1-800-690-6903.
During the Annual Meeting, you may vote online at www.virtualshareholdermeeting.com/CCSI2024
IF I AM A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, HOW DO I VOTE?
Beneficial owners should check their voting instruction form for how to vote in advance of and how to participate in the Annual Meeting.
WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of directors and the proposal to approve the compensation of our named executive officers are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?
Directors are elected by the vote of the majority of the votes cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee). Any shares voted “Abstain” and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the outcome of the election.
WHAT VOTE IS REQUIRED FOR OTHER PROPOSALS?
Assuming that a quorum is present, approval of Proposals 2 and 3 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote thereon. Abstentions will have the effect of a vote against these proposals. Broker non-votes, if any, will have no effect on the outcome of Proposal 2 and Proposal 3. Because Proposal 2 is considered a “routine” matter, we do not expect there to be any broker non-votes on Proposal 2.
CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may revoke your proxy or change your vote by voting at a later date by Internet or telephone or, if you received a paper copy of a proxy card by mail, by signing and returning a new proxy card with a later date or by attending the Annual Meeting online and voting. Your attendance at the Annual Meeting online will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 700 S. Flower Street, 15th Floor, Los Angeles, California 90017, a written notice of revocation prior to the Annual Meeting.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.
WHAT HAPPENS IF I DO NOT INDICATE HOW TO VOTE MY PROXY?
If you vote by proxy card and sign your proxy card without providing further instructions, your shares will be voted “FOR” each of the director nominees, “FOR” the ratification of Deloitte to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2024 and “FOR” the approval of the compensation of our named executive officers.

IS MY VOTE KEPT CONFIDENTIAL?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
WHERE DO I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company will file with the SEC within four business days following the Annual Meeting.
WHO BEARS THE COST OF SOLICITING PROXIES?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

OTHER MATTERS
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Stockholders and with respect to any other matters which may properly come before the Annual Meeting or any adjournment or postponement thereof. If other matters do properly come before the Annual Meeting, or at any such adjournment or postponement of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with the recommendations of our Board.
Submission of Stockholder Proposals for the 2025 Annual Meeting
Rule 14a-8 Proposals. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 700 S. Flower Street, 15th Floor, Los Angeles, California 90017 no later than December 27, 2024.
Advance Notice Proposals and Nominations. In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting (but not for inclusion in the proxy statement). Notice of a nomination or proposal must be delivered to the Corporate Secretary at 700 S. Flower Street, 15th Floor, Los Angeles, California 90017 no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to, the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2025 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no later than March 14, 2025 and no earlier than February 12, 2025. Nominations and proposals also must satisfy the other requirements set forth in the bylaws. In addition, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a stockholder’s intent to solicit proxies in support of nominees submitted under the Company’s advance notice bylaws is April 13, 2025.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside. This process, known as “householding,” reduces the volume of duplicate information received at any one household, helps to reduce our expenses, and benefits the environment. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together, both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: If the shares are registered in the name of the stockholder, the stockholder should contact our Legal Department at our offices by sending a written request to 700 S. Flower Street, 15th Floor, Los Angeles, California 90017 or calling 323-860-9201, to inform us of his or her request; or if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov.
Upon written or oral request, we will provide you, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements and schedules. Any requests for copies of information, reports or other filings with the SEC should be directed to Legal Department, Consensus Cloud Solutions, Inc., 700 S. Flower Street, 15th Floor, Los Angeles, California 90017.

CONSENSUS CLOUD SOLUTIONS, INC.
700 S FLOWER ST. SUITE 1500
LOS ANGELES, CA 90017

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CCSI2024**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 11, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following director nominees:

1. Election of Class III Directors

Nominees

	For	Against	Abstain
1a. Pamela Sutton-Wallace	☐	☐	☐
1b. Scott Turicchi	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche, LLP to serve as the Company's independent auditors for fiscal 2024.	☐	☐	☐
3. To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000642810_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

CONSENSUS CLOUD SOLUTIONS, INC.
Annual Meeting of Shareholders
June 12, 2024 8:30 AM, Pacific Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Scott Turicchi and Vithya Aubee, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of CONSENSUS CLOUD SOLUTIONS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, PDT on June 12, 2024, virtually at: www.virtualshareholdermeeting.com/CCSI2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or postponement thereof.

Continued and to be signed on reverse side

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